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                          THIRD SUPPLEMENTAL INDENTURE

                                       to

                                   INDENTURE
                          dated as of August 12, 1994

                                     among

                           FEDERAL-MOGUL CORPORATION

                                   as Issuer,

                 THE GUARANTORS PARTY HERETO FROM TIME TO TIME

                                 as Guarantors

                                      and

                      U.S. BANK TRUST NATIONAL ASSOCIATION

                                   as Trustee



                         Dated as of December 29, 2000

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          THIRD SUPPLEMENTAL INDENTURE, dated as of December 29, 2000 among
Federal-Mogul Corporation, a Michigan corporation, as issuer (the "Company"), the companies listed on the signature pages of the Second Supplemental Indenture (as hereinafter defined) that are subsidiaries of the Company (the "Existing Guarantors"), AE Goetze FB Inc., Brake Acquisition Inc., Federal-Mogul Aftermarket of Canada Inc., Federal-Mogul Camshafts, Inc., Federal-Mogul Carolina, Inc., Federal-Mogul Engineered Bearings, Inc., Federal-Mogul Flowery Branch, L.L.C., Federal-Mogul LaGrange, Inc., Federal-Mogul Piston Rings, Inc., Federal-Mogul Powertrain, Inc., Federal-Mogul RPB, Inc., Federal-Mogul Sealing Systems, Inc., Federal-Mogul Sintered Products - Waupun, Inc., Federal-Mogul Sintered Products, Inc., Federal-Mogul South Bend, Inc., Federal-Mogul Systems Protection Group, Inc., Federal-Mogul Technology, Inc., Ferodo America, Inc., Ferodo Technical Center Inc., McCord Sealing, Inc., T&N Industries Inc. and Weyburn Acquisition Corporation, each a direct or indirect wholly-owned subsidiary of the Company (the "New Guarantors"), and U.S. Bank Trust National Association, a national banking association, as trustee (the "Trustee").

                                    RECITALS

          An Indenture (as such may be amended, supplemented or modified from time to time, the "Indenture") dated as of August 12, 1994, has been duly executed and delivered by the Company, providing for the issuance from time to time of the Company's unsecured debentures, notes or other evidences of indebtedness ("Securities") to be issued in one or more series.

          The Company has authorized the issuance of nine separate series of Securities designated as the Company's 8.80% Senior Notes due April 15, 2007 (the "8.80% Notes"), 8.06% Medium-Term Notes due October 20, 1999 (the "8.06% Notes"), 8.53% Medium-Term Notes due November 25, 1999 (the "8.53% Notes"), 8.66% Medium-Term Notes due November 27, 2000 (the "8.66% Notes"), 8.33% Medium-Term Notes due November 15, 2001 (the "8.33% Notes"), 8.37% Medium-Term Notes due November 15, 2001 (the "8.37% Notes"), 8.46% Medium-Term Notes due October 26, 2002 (the "8.46% Notes"), 8.12% Medium-Term Notes due March 6, 2003 (the "8.12% Notes"), 8.16% Medium-Term Notes due March 6, 2003 (the "8.16% Notes") and 8.25% Medium-Term Notes due March 3, 2005 (the "8.25% Notes," together with the 8.80% Notes, the 8.06% Notes, the 8.53% Notes, the 8.66% Notes, the 8.33% Notes, the 8.37% Notes, the 8.46% Notes, the 8.12% Notes, the 8.16% Notes and the 8.25% Notes, the "Notes"), respectively, in the aggregate principal amount of $125,000,000 in the case of the 8.80% Notes, $5,000,000 in the case of the 8.06% Notes, $16,000,000 in the case of the 8.53% Notes, $20,000,000 in the case of the 8.66% Notes, $12,000,000 in the case of the 8.33% Notes, $32,000,000 in the case of the 8.37% Notes, $5,000,000 in the case of the 8.46% Notes, $10,000,000 in the case of the 8.12% Notes, $10,000,000 in the case of the 8.16% Notes and $15,000,000 in the case of the 8.25% Notes.

          A First Supplemental Indenture dated as of [July 8], 1998 (the "First Supplemental Indenture") has been duly executed and delivered by the Company and the companies listed on the signature pages thereto that are subsidiaries of the Company (the "Original Guarantors") providing for the guarantee of each of the aforementioned series of Securities by each of the Original Guarantors, on the terms set forth therein.

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          A Second Supplemental Indenture dated as of October 9, 1998 (the
"Second Supplemental Indenture") has been duly executed and delivered by the Company, the Original Guarantors and the companies listed in the first paragraph thereto as Additional Guarantors (the "Additional Guarantors" and, together with the New Guarantors and the Original Guarantors, the "Guarantors") providing for the guarantee of each of the aforementioned series of Securities by the Additional Guarantors, on the terms set forth therein.

          The New Guarantors desire to guarantee each of the aforementioned series of Securities and each additional series hereafter issued pursuant to the Indenture, such guarantee to be on the terms set forth herein.

          Section 4.6 of the First Supplemental Indenture provides that the Company, Subsidiaries of the Company and the Trustee may at any time and from time to time enter into one or more indentures supplemental to the Indenture to subject each such subsidiary of the Company that becomes a guarantor under the Senior Credit Agreement (or any other credit agreement renewing, refunding, replacing, restating, refinancing or extending the Senior Credit Agreement), to the provisions of the Indenture as a Guarantor.

          All things necessary to make this Third Supplemental Indenture a valid agreement of the Company, the Guarantors and the Trustee, in accordance with its terms, have been done.

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed as follows for the equal and ratable benefit of the Holders of the Securities:

                                   ARTICLE 1

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

          Section 1.1.    Definitions.  For all purposes of this Third
                          -----------
Supplemental Indenture, capitalized terms used herein without definition shall have the meanings specified in the Indenture.

          Section 1.2.    Headings.  The Article and Section headings herein are
                          --------
for convenience only and shall not affect the construction hereof.

          Section 1.3.    Successors and Assigns.  This Third Supplemental
                          ----------------------
Indenture shall be binding upon the Company and the Guarantors and their respective successors and assigns and shall inure to the benefit of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges conferred upon that party in the Indenture and this Third Supplemental Indenture and in the Securities shall automatically extend to and be vested in such transferee or assignee, all subject to the conditions of the Indenture. This Third Supplemental Indenture shall be binding upon the Trustee and its successors and assigns.

          Section 1.4.    Ratification of Indenture; Supplemental Indentures
                          --------------------------------------------------
Part of Indenture.  Except as expressly amended hereby, the Indenture is in all
-----------------
respects ratified and confirmed and

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all the terms, conditions and provisions thereof shall remain in full force and effect. This Third Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

          Section 1.5.    Governing Law.  THIS THIRD SUPPLEMENTAL INDENTURE AND
                          -------------
THE GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          Section 1.6.    Counterparts.  This Third Supplemental Indenture may
                          ------------
be executed in any number of counterparts and by telecopier, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

                                   ARTICLE 2

              SCOPE AND TERMS OF THIS THIRD SUPPLEMENTAL INDENTURE

          Section 2.1.    Scope.  The changes, modifications and supplements to
                          -----
the Indenture effected by this Third Supplemental Indenture shall be applicable with respect to, and govern the terms of, the Securities heretofore and hereafter issued pursuant to the Indenture.

          Section 2.2.    Additional Guarantors.  Subject to the provisions of
                          ---------------------
the Indenture (including provisions for the release of a Guarantor), the New Guarantors shall be subject to the provisions of the Indenture as Guarantors of the Securities.

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          IN WITNESS WHEREOF, the parties hereto have caused this Third
Supplemental Indenture to be duly executed as of the day and year first above written.

                                        FEDERAL-MOGUL CORPORATION

                                          by:__________________________________
                                              Name:
                                              Title:

                                        FEDERAL-MOGUL DUTCH HOLDINGS INC.,
                                        as Guarantor

                                          by:__________________________________
                                              Name:
                                              Title:

                                        FEDERAL-MOGUL GLOBAL INC., as Guarantor

                                          by:__________________________________
                                              Name:
                                              Title:

                                        FEDERAL-MOGUL U.K. HOLDINGS INC.,
                                        as Guarantor

                                          by:__________________________________
                                              Name:
                                              Title:

                                        CARTER AUTOMOTIVE COMPANY, INC.,
                                        as Guarantor

                                          by:__________________________________
                                              Name:
                                              Title:

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                                        FEDERAL MOGUL VENTURE CORPORATION,
                                        as Guarantor

                                          by:__________________________________
                                              Name:
                                              Title:

                                        FEDERAL-MOGUL WORLD WIDE, INC.,
                                        as Guarantor

                                          by:__________________________________
                                              Name:
                                              Title:

                                        FEDERAL-MOGUL GLOBAL PROPERTIES, INC.,
                                        as Guarantor

                                          by:__________________________________
                                              Name:
                                              Title:

                                        FELT PRODUCTS MFG. CO., as Guarantor

                                          by:__________________________________
                                              Name:
                                              Title:

                                        F-M UK HOLDING LIMITED, as Guarantor

                                          by:__________________________________
                                              Name:
                                              Title:


                                          by:__________________________________
                                              Name:
                                              Title:

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                                        FEDERAL-MOGUL IGNITION COMPANY (formerly
                                        Champion Spark Plug Company), as
                                        Guarantor

                                          by:__________________________________
                                              Name:
                                              Title:

                                        FEDERAL-MOGUL PRODUCTS, INC. (formerly
                                        Moog Automotive Products, Inc.), as
                                        Guarantor

                                          by:__________________________________
                                              Name:
                                              Title:

                                        FEDERAL-MOGUL AVIATION, INC. (formerly
                                        Champion Aviation, Inc.), as Guarantor

                                          by:__________________________________
                                              Name:
                                              Title:

                                        AE GOETZE FB INC., as Guarantor

                                          by:__________________________________
                                              Name:
                                              Title:


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                                   BRAKE ACQUISITION INC., as Guarantor

                                     by:______________________________________
                                         Name:
                                         Title:

                                   FEDERAL-MOGUL AFTERMARKET OF CANADA
                                   INC., as Guarantor

                                     by:______________________________________
                                         Name:
                                         Title:

                                   FEDERAL-MOGUL CAMSHAFTS, INC., as Guarantor

                                     by:______________________________________
                                         Name:
                                         Title:

                                   FEDERAL-MOGUL CAROLINA, INC., as Guarantor

                                     by:______________________________________
                                         Name:
                                         Title:

                                   FEDERAL-MOGUL ENGINEERED BEARINGS, INC., as
                                   Guarantor

                                     by:______________________________________
                                         Name:
                                         Title:


                                       8
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                                   FEDERAL-MOGUL FLOWERY BRANCH, L.L.C., as
                                   Guarantor

                                     by:______________________________________
                                         Name:
                                         Title:

                                   FEDERAL-MOGUL LAGRANGE, INC., as Guarantor

                                     by:______________________________________
                                         Name:
                                         Title:

                                   FEDERAL-MOGUL PISTON RINGS, INC., as
                                   Guarantor

                                     by:______________________________________
                                         Name:
                                         Title:

                                   FEDERAL-MOGUL POWERTRAIN, INC., as Guarantor

                                     by:______________________________________
                                         Name:
                                         Title:

                                   FEDERAL-MOGUL RPB, INC., as Guarantor

                                     by:______________________________________
                                         Name:
                                         Title:

                                       9
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                                   FEDERAL-MOGUL SEALING SYSTEMS, INC., as
                                   Guarantor

                                     by:______________________________________
                                         Name:
                                         Title:

                                   FEDERAL-MOGUL SINTERED PRODUCTS-WAUPUN, INC., as Guarantor

                                     by:______________________________________
                                         Name:
                                         Title:

                                   FEDERAL-MOGUL SINTERED PRODUCTS, INC., as
                                   Guarantor

                                     by:______________________________________
                                         Name:
                                         Title:

                                   FEDERAL-MOGUL SOUTH BEND, INC., as Guarantor

                                     by:______________________________________
                                         Name:
                                         Title:

                                   FEDERAL-MOGUL SYSTEMS PROTECTION GROUP, INC., as Guarantor

                                     by:______________________________________
                                         Name:
                                         Title:

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                                   FEDERAL-MOGUL TECHNOLOGY, INC., as Guarantor

                                     by:_______________________________________
                                         Name:
                                         Title:

                                   FERODO AMERICA, INC., as Guarantor

                                     by:_______________________________________
                                         Name:
                                         Title:

                                   FERODO TECHNICAL CENTER INC., as Guarantor

                                     by:_______________________________________
                                         Name:
                                         Title:

                                   MCCORD SEALING, INC., as Guarantor

                                     by:_______________________________________
                                         Name:
                                         Title:

                                   T&N INDUSTRIES INC., as Guarantor

                                     by:_______________________________________
                                         Name:
                                         Title:

                                       11
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                                   WEYBURN ACQUISITION CORPORATION, as Guarantor

                                     by:________________________________________
                                         Name:
                                         Title:

                                       12
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                                   U.S. BANK TRUST NATIONAL ASSOCIATION, as
                                   Trustee

                                     by:_______________________________________
                                         Name:
                                         Title:

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